UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 27, 2005

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

830 East Arques Avenue

Sunnyvale, CA 94085

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 27, 2005, Advanced Analogic Technologies Incorporated issued a press release regarding its financial results for the third quarter ended September 30, 2005 and certain other information. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Text of press release issued by Advanced Analogic Technologies Incorporated, dated October 27, 2005, reporting the results of operations for the third quarter ended September 30, 2005 and certain other information (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/s/ Brian R. McDonald
Brian R. McDonald Chief Financial Officer, Vice President of Worldwide Finance and Secretary

Date: October 27, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Advanced Analogic Technologies Incorporated, dated October 27, 2005, reporting the results of operations for the third quarter ended September 30, 2005 and certain other information (furnished herewith)